UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
February 19, 2009
Date of Report
(Date of earliest event reported):

SouthWest Water Company
(Exact name of registrant as specified in its charter)

Delaware	0-8176	95-1840947
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, CA 90017-3782
(Address, including zip code, of principal executive offices)

(213) 929-1800
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On February 19, 2009 a news release was issued announcing that the Nasdaq Listing Qualifications Staff has granted the Company until May 11, 2009 to report its financial results for the 2008 third quarter.   The information contained in the news release is incorporated herein by reference and furnished as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release date February 19, 2009
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHWEST WATER COMPANY
(Registrant)

Date:	February 19, 2009	By:	/S/ CHERYL L. CLARY
			Name:	Cheryl L. Clary
			Title:	Chief Financial Officer

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